SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 27, 2006
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue
Toledo, Ohio		43604
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (419) 325-2100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Definitive Agreement
     As previously disclosed, on March 31, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Libbey Inc. (“Libbey”):
•	Approved Libbey’s long-term incentive plan for executives (the “Existing Plan”);

•	Established three performance cycles (a 2006 performance cycle, a 2006-2007 performance cycle and a 2006-2008 performance cycle), each commencing January 1, 2006;

•	Established the performance measure for the performance cycles;

•	Approved the target performance share awards for each of the executives; and

•	Approved grants for a total of 57,588 performance shares.
     The Committee selected earnings before interest, taxes, depreciation and amortization (“EBITDA”) as the performance measure for each of the three performance cycles beginning January 1, 2006. The Committee approved a matrix pursuant to which:
•	No performance shares would vest unless Libbey’s actual EBITDA for the performance cycle is equal to at least 85% of budgeted EBITDA; and

•	Subject to the requirement that an executive remain continuously employed by Libbey throughout a performance cycle, performance shares equal to 50% of each executive’s target award would vest at the end of the performance cycle if Libbey achieves 85% of budgeted EBITDA; performance shares equal to 100% of each executive’s target would vest at the end of the performance cycle if Libbey achieves 100% of budgeted EBITDA; and performance shares equal to 200% of each executive’s target award would vest at the end of the performance cycle if Libbey achieves 110% of budgeted EBITDA.
Under the Existing Plan, the percentage of budgeted EBITDA actually achieved by Libbey during a performance cycle would be determined by reference to the budget approved by Libbey’s Board of Directors on February 15, 2006 (the “2006 Budget”).
     However, on June 16, 2006, Libbey acquired the 51% of Vitrocrisa S. de R.L. de C.V. and related entities (collectively, “Crisa”) that Libbey did not previously own. As a result, as of June 16, 2006, Libbey consolidates Crisa’s financial results. However, the 2006 Budget did not contemplate either the consolidation of Crisa’s financial results or the refinancing, consummated concurrently with the acquisition, of substantially all of Libbey’s indebtedness. In light of the material impact that consolidation of Crisa’s financial results and the refinancing were likely to have on Libbey’s financial performance, Libbey’s management presented to the Board of Directors, and it approved on July 25, 2006, a revised budget (the “Revised Budget”) that incorporates, as of June 16, 2006, the anticipated financial impact of the consolidation and refinancing.
     In order to ensure that executives are held accountable for the performance of Libbey in accordance with the Revised Budget, the Committee determined that the Existing Plan should be terminated and a new long-term incentive plan should be established using a performance measure, the achievement of which is measured by reference to the Revised Budget. Accordingly, on September 27, 2006, the Committee determined that:
(a)	Twenty-five percent (25%) of the performance shares previously authorized under the Existing Plan should be allocated to the period January 1 through June 30, 2006, with the balance being allocated to the period July 1, 2006 through December 31, 2008;
(b)	If and to the extent Libbey achieved, for the period January 1 through June 30, 2006, 100% of budgeted EBITDA as set forth in the 2006 Budget for that period, the following number of performance shares would vest (subject to continuous employment through December 31, 2006) with respect to each of the named executive officers:

No. of
Performance
Named Executive Officer	Shares at Target

John F. Meier	4,729
Chairman and CEO

Richard I. Reynolds	2,568
Executive Vice President and
Chief Operating Officer

Kenneth G. Wilkes	1,309
Vice President, General Manager
International Operations

Daniel P. Ibele	924
Vice President, General Sales
Manager, North America

Susan Allene Kovach	653
Vice President, General Counsel
and Secretary
(c)	Libbey actually achieved EBITDA, for the period January 1 through June 30, 2006, equal to 163% of the budgeted EBITDA, as set forth in the 2006 Budget for that period, and, as a result, performance shares equal to 200% of the target awards for the respective executives for that period have vested, subject to the requirement that the respective executives continue to be employed by Libbey through December 31, 2006; and

(d)	Except to the extent necessary to enable the vesting of the performance shares for the period January 1 through June 30, 2006 (as contemplated in paragraphs (b) and (c) above), the Existing Plan is terminated effective June 30, 2006.
     In addition, on September 27, 2006, the Committee approved and established, effective July 1, 2006, a new long-term incentive plan (the “New Plan”) with the following performance cycles:

First Cycle:	July 1, 2006 through December 31, 2006

Second Cycle:	July 1, 2006 through December 31, 2007

Third Cycle:	July 1, 2006 through December 31, 2008
     The Committee also authorized on September 27, 2006, the award of 46,271 performance shares, of which 4,999 are allocable to the First Cycle, 15,408 are allocable to the Second Cycle and 25,854 are allocable to the Third Cycle. Under the New Plan, each of the executives is eligible to receive a target award of performance shares with a value equal to a specified percentage of the executive’s base compensation as of January 1, 2006. Set forth below is a chart setting forth the target performance share awards authorized by the Committee to the named executive officers:

No. of Performance
Named Executive Officer	Shares at Target
John F. Meier Chairman and CEO
First Cycle	1,756
Second Cycle	5,268
Third Cycle	8,939

Richard I. Reynolds Executive Vice President and Chief Operating Officer
First Cycle	953
Second Cycle	2,860
Third Cycle	4,854

Kenneth G. Wilkes Vice President, General Manager, International Operations
First Cycle	486
Second Cycle	1,459
Third Cycle	2,476

Daniel P. Ibele Vice President, General Sales Manager, North America
First Cycle	343
Second Cycle	1,030
Third Cycle	1,747

Susan Allene Kovach Vice President, General Counsel and Secretary
First Cycle	242
Second Cycle	727
Third Cycle	1,234
     Finally, the Committee selected EBITDA as the performance measure for each of the First Cycle, Second Cycle and Third Cycle and, with reference to budgeted EBITDA as set forth in the Revised Budget, approved a matrix pursuant to which no performance shares will vest with respect to a performance cycle unless Libbey’s actual, cumulative EBITDA for the performance cycle is equal to at least 85% of the cumulative, budgeted EBITDA; performance shares equal to 50% of each executive’s target award will vest if Libbey achieves 85% of cumulative, budgeted EBITDA for the performance cycle; performance shares equal to 100% of each executive’s target award will vest if Libbey achieves 100% of cumulative, budgeted EBITDA for the performance cycle; and performance shares equal to 200% of each executive’s target award will vest if Libbey achieves 110% of cumulative, budgeted EBITDA for the performance cycle. The vesting of an executive’s performance share award for each performance cycle is further subject to the requirement that the executive remain in continuous employment throughout the applicable performance cycle.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

LIBBEY INC. Registrant
Date: October 3, 2006	By:	/s/ Scott M. Sellick
Scott M. Sellick
Vice President, Chief Financial Officer (Principal Accounting Officer)